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              ENTITY NAME                            STATE OF INCORPORATION
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Atlas Energy Holdings, Inc.                                Delaware
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Atlas America, Inc.                                        Delaware
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Atlas America, Inc.                                        Pennsylvania
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AIC, Inc.                                                  Delaware
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Anthem Securities, Inc.                                    Pennsylvania
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Atlas Energy Corporation                                   Ohio
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Atlas Energy Group, Inc.                                   Ohio
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AED Investments, Inc.                                      Delaware
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Atlas Resources, Inc.                                      Pennsylvania
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ARD Investments, Inc.                                      Delaware
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Pennsylvania Industrial Energy, Inc.                       Pennsylvania
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Atlas Information Management, LLC                          Pennsylvania
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Resource Energy, Inc.                                      Delaware
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REI-NY, Inc.                                               Delaware
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Resource Well Services, Inc.                               Delaware
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Viking Resources Corporation                               Pennsylvania
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RFI Holding Company, Inc.                                  Ohio
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Viking Investments, Inc.                                   Delaware
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Atlas Noble Corp.                                          Delaware
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Atlas America Mid-Continent, Inc.                          Delaware
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Atlas Pipeline Partners GP, LLC                            Delaware
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Atlas Pipeline Partners, L.P.                              Delaware
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APC Acquisition, LLC                                       Delaware
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Atlas Pipeline Operating Partnership, L.P.                 Delaware
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Atlas Pipeline New York, LLC                               Pennsylvania
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Atlas Pipeline Ohio, LLC                                   Pennsylvania
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Atlas Pipeline Pennsylvania, LLC                           Pennsylvania
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Spectrum Field Services, LLC                               Delaware
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Resource Financial Fund Management, Inc.                   Delaware
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Trapeza Capital Management, LLC                            Delaware
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Trapeza Manager, Inc.                                      Delaware
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Trapeza Funding, LLC                                       Delaware
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Trapeza Funding II, LLC                                    Delaware
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Trapeza Funding III, LLC                                   Delaware
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Trapeza Funding IV, LLC                                    Delaware
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Trapeza Funding V, LLC                                     Delaware
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Trapeza TPS, LLC                                           Delaware
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Trapeza Management Group, LLC                              Delaware
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Structured Finance Fund GP, LLC                            Delaware
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Structured Finance Management, LLC                         Delaware
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Resource CDO Management, Inc.                              Delaware
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Ischus Capital Management, LLC                             Delaware
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RAI Ventures, Inc.                                         Delaware
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

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              ENTITY NAME                            STATE OF INCORPORATION
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Chadwick Securities, Inc.                                  Delaware
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Resource Leasing, Inc.                                     Delaware
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FLI Holdings, Inc.                                         Delaware
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LEAF Financial Corporation                                 Delaware
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LEAF Capital Management, Inc.                              Delaware
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Lease Equity Appreciation Fund I, L.P.                     Delaware
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Lease Equity Appreciation Fund II, L.P.                    Delaware
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LEAF Funding, Inc.                                         Delaware
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LEAF Institutional Direct Management, LLC                  Delaware
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Resource Real Estate Holdings, Inc.                        Delaware
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Resource Real Estate, Inc.                                 Delaware
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Resource Properties, Inc.                                  Delaware
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Resource Properties II, Inc.                               Delaware
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Resources Properties IV, Inc.                              Delaware
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Resource Properties VI, Inc.                               Delaware
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Resource Properties VIII, Inc.                             Delaware
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Resource Properties XII, Inc.                              Delaware
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Resource Properties XV, Inc.                               Delaware
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Resource Properties XVII, Inc.                             Delaware
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Resource Properties XVIII, Inc.                            Delaware
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Resource Properties XX, Inc.                               Delaware
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Resource Properties XXII, Inc.                             Delaware
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Resource Properties XXIII, Inc.                            Delaware
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Resource Properties XXIV, Inc.                             Delaware
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Resource Properties XXV, Inc.                              Delaware
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Resource Properties XXVI, Inc.                             Delaware
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Resource Properties XXVII, Inc.                            Delaware
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Resource Properties XXVIII, Inc.                           Delaware
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Resource Properties XXIX, Inc.                             Delaware
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Resource Properties XXX, Inc.                              Delaware
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Resource Properties XXXI, Inc.                             Delaware
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Resource Properties XXXII, Inc.                            Delaware
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Redick Hotel Restaurant Management, Inc.                   Nebraska
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Resource Properties XXXIII, Inc.                           Delaware
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Resource Properties XXXIV, Inc.                            Delaware
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Deerfield RPI, LLC                                         Delaware
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Resource Properties XXXV, Inc.                             Delaware
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Resource Properties XXXVI, Inc.                            Delaware
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Resource Properties XXXVIII, Inc.                          Delaware
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Resource Properties XL, Inc.                               Delaware
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Resource Properties XLI, Inc.                              Delaware
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Resource Properties XLII, Inc.                             Delaware
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Resource Properties XLIV, Inc.                             Delaware
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Resource Properties XLVI, Inc.                             Delaware
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

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              ENTITY NAME                            STATE OF INCORPORATION
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Resource Properties XLVII, Inc.                            Delaware
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Resource Properties XLIX, Inc.                             Delaware
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Resource Properties 50, Inc.                               Delaware
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Resource Properties 51, Inc.                               Delaware
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Resource Properties 52, Inc.                               Delaware
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Resource Properties 53, Inc.                               Delaware
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Resource Properties 54, Inc.                               Delaware
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ABB Associates I, Inc.                                     Delaware
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ABB Associates II, Inc.                                    Delaware
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CP/GP, Inc.                                                Pennsylvania
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Chesterfield Mortgage Investors, Inc.                      Delaware
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RAI Financial, Inc.                                        Delaware
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Resource Commercial Mortgages, Inc.                        Delaware
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Resource Financial Services, Inc.                          Delaware
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Resource Housing Investors I, Inc.                         Delaware
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Resource Housing Investors II, Inc.                        Delaware
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Resource Housing Investors III, Inc.                       Delaware
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Resource Housing Investors IV, Inc.                        Delaware
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Resource Programs, Inc.                                    Delaware
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Resource Rittenhouse, Inc.                                 Delaware
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WS Mortgage Acquisition Corporation                        Delaware
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Resource Capital Partners, Inc.                            Delaware
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SR Real Estate Partners, LLC                               Delaware
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RCP Avalon Manager, Inc.                                   Delaware
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RCP Falls at Duraleigh Manager, Inc.                       Delaware
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RCP Nittany Pointe Manager, Inc.                           Delaware
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RCP Chinoe Creek Manager, Inc.                             Delaware
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RCP Fountains GP, Inc.                                     Delaware
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RCP Portland Courtyard Manager, Inc.                       Delaware
-------------------------------------------------- -----------------------------
RCP Albuquerque Manager, Inc.                              Delaware
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RCP Summer View Manager, Inc.                              Delaware
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